EXHIBIT 10.2

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                       FIRST SUPPLEMENTAL LEASE AGREEMENT

                                     BETWEEN

                     THE INDUSTRIAL DEVELOPMENT BOARD OF THE
                               CITY OF MONTGOMERY

                                       AND

                                   KINPAK INC.

                 -----------------------------------------------

                                   RELATING TO
                     THE INDUSTRIAL DEVELOPMENT BOARD OF THE
                               CITY OF MONTGOMERY
                  $4,000,000 INDUSTRIAL REFUNDING REVENUE BONDS
                        (KINPAK INC. PROJECT) SERIES 1997
                   $990,000 INDUSTRIAL REFUNDING REVENUE BONDS
                       (KINPAK INC. PROJECT) SERIES 1996B
                 -----------------------------------------------

                                      DATED

                                      AS OF

                                  MARCH 1, 1997

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                             ROY S. GOLDFINGER, P.C.
                               MONTGOMERY, ALABAMA
                                  BOND COUNSEL

THIS INSTRUMENT AMENDS AND SUPPLEMENTS THAT CERTAIN RESTATED LEASE AGREEMENT, DATED AS OF DECEMBER 1, 1996 AND RECORDED IN THE OFFICE OF THE JUDGE OF PROBATE OF MONTGOMERY COUNTY, ALABAMA, IN RLPY BOOK 1718, PAGE 621, BETWEEN THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MONTGOMERY AS LESSOR AND KINPAK INC. AS LESSEE. CERTAIN RIGHTS OF THE BOARD UNDER SAID LEASE AGREEMENT, AS AMENDED AND SUPPLEMENTED HEREBY, HAVE BEEN ASSIGNED TO REGIONS BANK, AS TRUSTEE, PURSUANT TO A TRUST INDENTURE DATED AS OF DECEMBER 1, 1996 AND RECORDED IN SAID PROBATE OFFICE IN RLPY BOOK 1718, PAGE 679, AS AMENDED AND SUPPLEMENTED BY A FIRT SUPPLEMENTAL TRUST INDENTURE OF EVEN DATE HEREWITH.

                       FIRST SUPPLEMENTAL LEASE AGREEMENT
                                     BETWEEN
                        THE INDUSTRIAL DEVELOPMENT BOARD
                            OF THE CITY OF MONTGOMERY
                                       AND
                                   KINPAK INC.

                                      INDEX
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                                                                            Page
                                                                            ----

PARTIES.......................................................................1
RECITALS......................................................................1

Section 1.  Definitions.......................................................2
Section 2.  Interpretation....................................................3
Section 3.  Captions and Headings.............................................4
Section 4.  Representations by the Issuer.....................................4
Section 5.  Representations and Covenants by the Company - General............4
Section 6.  Representations and Covenants by the Company - Tax-Related........4
Section 7.  Actions Under Section 144(a)(4) of the Code.......................7
Section 8.  Agreement to Issue Series 1997 Bonds; Application of Proceeds.....8
Section 9.  Exclusion from Gross Income.......................................8
Section 10. Rebate Fund Calculations & Payments...............................9
Section 11. Investment of Fund Moneys.........................................9
Section 12. Depreciation Method..............................................10
Section 13. Effect on Original Lease.........................................10
Section 14. Execution Counterparts...........................................10


SIGNATURES...................................................................11
ACKNOWLEDGMENTS..............................................................12
CONSENT OF TRUSTEE...........................................................13
CONSENT OF BANK..............................................................14

EXHIBIT A - Description of Leased Realty

STATE OF ALABAMA      )

MONTGOMERY COUNTY     )

                       FIRST SUPPLEMENTAL LEASE AGREEMENT

         This FIRST SUPPLEMENTAL LEASE AGREEMENT made and entered into as of March 1, 1997 (this "First Supplemental Lease") , between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF MONTGOMERY, its successors and assigns (the "Issuer"), a public corporation organized under the laws of the State of Alabama (the "State"), and KINPAK INC. (formerly known as Kinbright, Inc.), an Alabama corporation, its successors and assigns (the "Company"), under the circumstances summarized in the following recitals (the capitalized terms not defined in the recitals being used therein as defined in Article I hereof or, if not otherwise defined herein, in the Original Lease hereinafter mentioned, which definitions are hereby incorporated by reference herein):

         A. The Issuer has been heretofore organized under and is authorized by the Act to acquire, enlarge, improve, expand, own, lease, and dispose of properties to the end that the Issuer may be able to promote industry and develop trade by inducing manufacturing, industrial, commercial and research enterprises to locate in the State, or to enlarge and expand existing enterprises, or both, and further the use of the agricultural products and natural resources of the State.

         B. On October 17, 1979, the Issuer issued the Prior Bonds pursuant to the Act and applied the proceeds thereof to acquire, construct and equip the Existing Facilities. On December 20, 1996, the Issuer issued inter alia the Series 1996A Bonds pursuant to the Act and the Original Indenture, the proceeds of which were to be applied (1) to renovate and upgrade the Existing Facilities and (2) to acquire, construct and equip the New Facilities. The Old Facilities and the New Facilities (collectively, and as more fully described in the Original Lease, the "Project") are situated on the Leased Realty as described in Exhibit A hereto.

         C. In the Original Lease and the Original Indenture, the Issuer agreed to issue the Refunding Obligations in order to refund the Series 1996A Bonds, such issuance and refunding to occur as soon as all of the requirements of the Code to assure the non-Taxable status of the Refunding Obligations could be satisfied, including without limitation the requirement of obtaining an allocation of the State ceiling for private activity bonds (an "Allocation").

         D. The Issuer has on January 8, 1997 received an Allocation in the amount of $4,000,000, allowing the issuance on a non-Taxable basis of Refunding Obligations in such amount, being equal to the outstanding amount of the Series 1996A Bonds.

         E. The Issuer has adopted the Bond Resolution providing for the issuance of the Series 1997 Bonds and for the amending and supplementing of the Original Lease, to be accomplished hereby, and of the Original Indenture, to be accomplished by the First Supplemental Indenture to be entered into simultaneously herewith.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties to this First Supplemental Lease hereby formally covenant, agree and bind themselves as follows:

         Section 1. Definitions. In addition to the words and terms elsewhere defined in this First Supplemental Lease or the Original Lease, or by reference to the Indenture or other document, unless the context or use clearly indicates another or different meaning or intent:

         "Bond" or "Bonds" means, collectively, the Series 1996B Bonds and the Series 1997 Bonds.

         "Bond Fund" means, individually or collectively, as the context may require, the Bond Fund in respect of the Series 1996B Bonds created in the Original Indenture and/or the Bond Fund in respect of the Series 1997 Bonds created in the First Supplemental Indenture.

         "Bond Purchase Fund" means, individually or collectively, as the context may require, the Bond Purchase Fund in respect of the Series 1996B Bonds created in the Original Indenture and/or the Bond Purchase Fund in respect of the Series 1997 Bonds created in the First Supplemental Indenture.

         "Bond Resolution" means the resolution adopted by the Board of Directors of the Issuer on January 22, 1997 authorizing the issuance of the Series 1997 Bonds and the execution and delivery of the Issuer Documents and related documents.

         "Company Documents" means, individually or collectively, as the context may require, each or all of this First Supplemental Lease, the Company's consent to the First Supplemental Indenture, such amendments and/or supplements to the Reimbursement Agreement, the Placement Agency Agreement, the Remarketing Agreement, the Mortgage, the Assignment and the Pledge Agreement as the Bank may deem necessary or desirable in connection with the issuance of the Series 1997 Bonds, and such other documents or instruments as the Company may enter into in order to consummate the transactions contemplated hereby and thereby.

         "Construction Fund" means the Construction Fund created in the First Supplemental Indenture.

         "First Supplemental Indenture" means the First Supplemental Trust Indenture, dated as of the first day of the month in which the Issue Date occurs, between the Issuer and the Trustee, amending and supplementing the Original Indenture in connection with the issuance of the Series 1997 Bonds.

         "Indenture" means the Original Indenture, as amended and supplemented by the First Supplemental Indenture and as the same may hereafter be further amended and supplemented.

         "Initial Letter of Credit" means the Letter of Credit issued by the Bank and delivered to the Trustee on December 20, 1996, as the same has been modified in connection with the issuance of the Series 1997 Bonds.

         "Issue Date" means the date of the initial authentication and delivery of the Series 1997 Bonds.

         "Issuer Documents" means, individually or collectively, as the context may require, each or all of this First Supplemental Lease, the First Supplemental Indenture, such amendments and/or supplements to the Placement Agency Agreement, the Mortgage and the Assignment as the Bank may deem necessary or desirable in connection with the issuance of the Series 1997 Bonds, and such other documents as the Issuer may enter into in order to consummate the transactions contemplated hereby and thereby.

         "Lease Agreement" means the Original Lease, as amended and supplemented by this First Supplemental Lease and as the same may hereafter be further amended and supplemented.

         "Original Indenture" means the Trust Indenture dated as of December 1, 1996 between the Issuer and the Trustee.

         "Original Lease" means the Restated Lease Agreement dated as of December 1, 1996 between the Issuer and the Company.

         "Placement Memorandum" means the Private Placement Memorandum to be dated on or before the Issue Date pertaining to the private placement of the Bonds.

         "Rebate Fund" means, individually or collectively, as the context may require, the Rebate Fund in respect of the Series 1996B Bonds created in the Original Indenture and/or the Rebate Fund in respect of the Series 1997 Bonds created in the First Supplemental Indenture.

         "Refunding Fund" means the Refunding Fund created in the First Supplemental Indenture.

         Section 2. Interpretation. The provisions of Section 1.2 of the Original Lease are hereby ratified and reaffirmed, except that, unless the context indicates otherwise, the terms "hereof", "hereby", "herein", "hereto", "hereunder" and similar terms refer to this First Supplemental Lease; and the term "hereafter" means after, and the term "heretofore" means before, the effective date of this First Supplemental Lease.

         All references in the Original Indenture and the Original Lease to the Refunding Obligations shall be construed to refer to the Series 1997 Bonds, which are and constitute the Refunding Obligations; and references in the Original Lease to the Refunding Date shall be construed to refer to the Issue Date (as herein defined).

         Section 3. Captions and Headings. The captions and headings in this First Supplemental Lease are solely for convenience of reference and in no way define, limit or describe the scope or intent of any Articles, Sections, subsections, paragraphs, subparagraphs or clauses hereof.

         Section 4. Representations by the Issuer. The Issuer ratifies and reaffirms the representations on its part set forth in Section 2.1 of the Original Lease, which are hereby incorporated by reference herein, except that references therein to "Issuer Documents" shall be construed, for purposes of this First Supplemental Lease, to mean "Issuer Documents" as herein defined.

         Section 5. Representations and Covenants by the Company - General. The Company ratifies and reaffirms the representations on its part set forth in
Section 2.2 of the Original Lease, which are hereby incorporated by reference herein, except that references therein to "Company Documents" shall be construed, for purposes of this First Supplemental Lease, to mean "Company Documents" as herein defined.

         Section 6. Representations and Covenants by the Company - Tax-Related. The Company ratifies and reaffirms the representations on its part set forth in
Section 2.3 of the Original Lease regarding the Series 1996B Bonds, which are hereby incorporated by reference herein. The Company acknowledges that the proceeds of the Series 1997 Bonds, which are being applied to refund the Series 1996A Bonds, are also treated conceptually as being applied to the purposes financed or to be financed by the proceeds of the Series 1996A Bonds, and therefore that the non-Taxable status of the Series 1997 Bonds is in part dependent on the continuing compliance, before and after the Issue Date, on the part of the Series 1996A Bonds with certain requirements and provisions of the Code. As such, the Company hereby incorporates by reference herein the representations and statements contained in Section 2.4 of the Original Lease relating to the Series 1996A Bonds, reaffirms the accuracy and completeness thereof, represents that it has complied and will comply with the representations and covenants therein, and further represents or reiterates that:

                (a) The acquisition and renovation of the Existing Facilities and the acquisition and construction of the New Facilities were not commenced (within the meaning of Section 144 of the Code) prior to February 20, 1996, being the date of adoption by the Issuer of the Inducement Resolution.

                (b) Ninety-five percent (95%) or more of the net proceeds (within the meaning of the Code) of the Series 1996A Bonds were intended to be, and ninety-five percent (95%) or more of such net proceeds of the Series 1997 Bonds will be, used (i) for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of Section 144(a)(1) of the Code and (ii) to provide a "manufacturing facility" and facilities "directly related and ancillary" thereto, all within the meaning of Section 144(a)(12)(C) of the Code; provided that no proceeds expended or to be expended to pay Issuance Costs in respect of the Series 1996A Bonds or the Series 1997 Bonds were or will be counted as being within such 95%. The Company has not requested or authorized and will not request or authorize any disbursement pursuant to Section 4.1 of the Original Lease, which, if paid, resulted or would result in less than 95% of such proceeds of the Series 1996A Bonds or the Series 1997 Bonds, respectively, being so used.

                (c) Not more than 25% of the net proceeds of the Series 1996A Bonds were, and not more than 25% of such proceeds of the Series 1997 Bonds will be, used to provide such "directly related and ancillary" facilities, as referred to in subsection (b) of this Section 6, and all such facilities have been and shall be located on the same site as the "manufacturing facility" referred to in said subsection (b).

                (d) Any office space financed with proceeds of the Series 1996A Bonds or to be financed with proceeds of the Series 1997 Bonds is located within the Building constituting part of the Project, and not more than a de minimis amount of the functions to be performed in such space is not directly related to the day-to-day operations at the Project.

                (e) Other than the Series 1996B Bonds, there have never been issued any "issues of bonds" with respect to "facilities", both as described in Section 144(a)(2) of the Code, (i) which facilities are to be or have been used by the Company or any other "principal user" of the Project or any "related person" to the Company or such other "principal user", as such terms are used and defined in Sections 144(a)(2)(B) and 144(a)(3) of the Code, respectively, and which are located within the incorporated area of the City; and (ii) which issues of bonds had to be taken into account in determining the aggregate face amount of the Series 1996A Bonds, or would have to be taken into account in determining the aggregate face amount of the Series 1997 Bonds, in either case as provided in Section 144(a)(2) of the Code.

                (f) For each "test-period beneficiary" (as defined in Section 144(a)(10)(D) of the Code, and including any "related person" thereto) of the Project, the sum of (1) the aggregate authorized face amount of the Series 1997 Bonds allocated in accordance with Section 144(a)(10)(C) of the Code to such beneficiary, and (2) the aggregate outstanding principal amount of any other tax-exempt facility-related bonds as described in Section 144(a)(10)(B)(ii) of the Code, wherever and whenever issued, allocated to such beneficiary, does not exceed $40,000,000.

                (g) The Series 1996A Bonds were not, and the Series 1997 Bonds are not being, issued to finance facilities which are within or part of "a single building, an enclosed shopping mall or a strip of offices, stores, or warehouses using substantial common facilities" (within the meaning of Section 144(a)(9) of the Code), any other facilities within or part of which have heretofore been financed with obligations issued and still outstanding under Section 144(a) of the Code or under prior
         Section 103(b)(6) of the 1954 Code.

                (h) In accordance with Section 147(b) of the Code, the average maturity of the Series 1996A Bonds did not, and the average maturity of the Series 1997 Bonds does not, exceed 120% of the average reasonably expected economic life of the facilities being financed thereby.

                (i) None of the proceeds of the Series 1996A Bonds were, and none of the proceeds of the Series 1997 Bonds will be, used to provide any airplane, skybox or other private luxury box, any health club facility, any facility primarily used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises; or any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including handball or racquetball court), hot tub facility, suntan facility or racetrack.

                (j) None of the net proceeds of the Series 1996A Bonds were, and none of such proceeds of the Series 1997 Bonds will be, used (i) to provide a facility the primary purpose of which is retail food and beverage services (except grocery stores), automobile sales or service, or the provision of recreation or entertainment; or (ii) directly or indirectly to provide residential real property within the meaning of
         Section 144(a)(5) of the Code; less than 25% of such net proceeds were or will be used (directly or indirectly) for the acquisition of land (or any interest therein); and none of such net proceeds were or will be used (directly or indirectly) for the acquisition of land (or any interest therein) for farming purposes within the meaning of Section 147 of the Code.

                (k) No portion of the proceeds of the Series 1996A Bonds were, and no portion of the proceeds of the Series 1997 Bonds will be, used to acquire existing property or any interest therein unless such acquisition meets the rehabilitation requirements of Section 147(d) of the Code.

                (l) In accordance with Section 147(g) of the Code, not more than two percent (2%) of the proceeds of the Series 1996A Bonds were applied to pay Issuance Costs in respect of the Series 1996A Bonds or the Series 1996B Bonds, and the Company represents that any such Issuance Costs in excess of such limitation were paid from funds other than Series 1996A Bond proceeds.

                (m) The Series 1996A Bonds were not, and the Series 1997 Bonds are not, "federally guaranteed" within the meaning of Section 149(b) of the Code.

                (n) Other than the Bond Fund, it is not anticipated, as of the Issue Date, that there will be created any "sinking fund" or "pledged fund", both within the meaning of Section 1.148-1(c) of the Treasury Regulations, with respect to the Series 1997 Bonds; and the moneys in the Bond Fund and in any other such sinking fund or pledged fund that is deemed to have been created will be invested in compliance with
         Section 148 of the Code.

                (o) The information furnished by the Company and used by the Issuer in preparing, with respect to the Series 1997 Bonds, the certification pursuant to Section 148 of the Code and the information statement pursuant to Section 149(e) of the Code is accurate and complete as of the Issue Date.

                (p) After the expiration of any applicable temporary period under Section 148(d)(3) of the Code, at no time during any Bond Year will the aggregate amount of gross proceeds of the Series 1997 Bonds invested in higher yielding investments exceed 150% of the debt service on the Series 1997 Bonds for such Bond Year. The aggregate amount of gross proceeds of the Series 1997 Bonds invested in higher yielding investments, if any, will be promptly and appropriately reduced as the amount of outstanding Series 1997 Bonds is reduced; provided, however, that the foregoing shall not require the sale or disposition of any higher yielding investments if such sale or disposition would result in a loss in excess of the amount which, had a payment to the United States pursuant to Section 407 of the Original Indenture then been due, would have been so payable but for such sale or disposition.

         The Company will not pay or agree to pay to a party, other than the United States, any portion of the Excess Earnings (computed as of the most recent prior Computation Date) through a transaction that reduces the aggregate amount earned on all nonpurpose investments in which gross proceeds of the Series 1997 Bonds are invested or that results in a smaller profit or a larger loss than would have resulted in an arm's length transaction in which the yield on the nonpurpose investment was not subject to any restriction.

         The terms "bond year", "gross proceeds", "higher yielding investments", "yield" and "debt service" have the meanings assigned to them for purposes of said Section 148.

                (q) All of the net proceeds of the Series 1997 Bonds will be used exclusively to retire the Series 1996A Bonds within 90 days of the Issue Date.

         Section 7. Actions Under Section 144(a)(4) of the Code. The Issuer is issuing the Series 1997 Bonds pursuant to an election made by it in the Bond Resolution, at the Company's request, under Section 144(a)(4) of the Code. In connection with that election, the Company represents and covenants that:

                (a) The sum of:

                      (i) the principal amount of the Series 1997 Bonds,

                      (ii) the outstanding face amount of the any other "issues
                of bonds", as referred to in Section 6(e) hereof, and

                      (iii) the amount of capital expenditures ("Capital
                Expenditures") with respect to "facilities" (as defined in
                Section 144(a)(4)(B) of the Code) located within the incorporated area of the City, other than capital expenditures

                             (A) mentioned in Section 144(a)(4)(C) of the Code, or

                             (B) financed or to be financed from the proceeds of
                      the Series 1997 Bonds or the other "issues of bonds", to the extent such other issues are outstanding, referred to in clause (ii) hereof,

                made during the three-year period preceding the Issue Date,

         does not exceed $10,000,000.

                (b) During the three-year period following the Issue Date, the Company shall not make or cause or permit to be made Capital Expenditures in an amount which would cause the interest on the Series 1997 Bonds to become Taxable.

                (c) In the event, on account of a sublease, management contract or other agreement relating to the Project, or any portion thereof, permitted by the terms of the Lease Agreement and of the Mortgage, any

         Person other than the Company becomes a "principal user" of the Project (as referred to in Section 6(e) hereof), the Company shall promptly advise the Trustee of the identity of such Person and furnish to the Trustee a copy of such sublease, management contract or other agreement. In connection with any such sublease, management contract or other agreement, the Company will require by covenant that any sublessee, manager or user who is a "principal user" of the Project and any "related person" thereto also shall comply with the covenants set forth in subsections (b) and (c) of this Section and in subsections (i) and (j) of Section 6 hereof as if those covenants were made herein by such sublessee, manager, user or "related person" thereto, and will require that any such "principal user" who is a "test-period beneficiary" with respect to the Project (as referred to in Section 6(f) hereof) shall, prior to its becoming such "principal user", make to the Company and the Trustee the representation set forth in said
         Section 6(f) as to itself and any "related person" thereto.

         Section 8. Agreement to Issue Series 1997 Bonds; Application of Proceeds. In order to provide moneys to refund the Series 1996A Bonds, the Issuer will proceed as promptly as practicable with the issuance and sale of the Series 1997 Bonds in the aggregate principal amount of $4,000,000, bearing interest, maturing and having the other terms and provisions set forth in the Indenture. The proceeds of sale of the Series 1997 Bonds shall be deposited in the Refunding Fund, for immediate application to the redemption of the Series 1996A Bonds. On the Issue Date, the Trustee shall draw on the Letter of Credit, in accordance with the provisions thereof and of the Indenture, in an amount sufficient to pay accrued interest on the Series 1996A Bonds to such redemption date. The proceeds of sale of the Series 1996A Bonds, which were deposited in the Construction Fund created under the Original Indenture, shall be transferred and deposited in the Construction Fund created under the First Supplemental Indenture, for application to pay or reimburse the prior payment of Project Costs as in the Lease Agreement and the Indenture provided.

         Section 9. Exclusion from Gross Income. The Company hereby represents that it has taken and caused to be taken, and covenants that it will take and cause to be taken, all actions that may be required of it, alone or in conjunction with the Issuer, for the interest on the Series 1997 Bonds to be and remain excluded from gross income for federal income tax purposes, and represents that it has not taken or permitted to be taken on its behalf, and covenants that it will not take or permit to be taken on its behalf, any actions that would adversely affect such exclusion under the provisions of the Code.

         Section 10. Rebate Fund Calculations and Payments. Within 20 days after each Computation Date, the Company shall calculate with respect to the Series 1997 Bonds the amount of Excess Earnings as of that Computation Date and shall notify the Trustee of that amount, whereupon the Trustee shall notify the Company in writing of the amount then on deposit in the Rebate Fund. If the amount then on deposit in the Rebate Fund created under the First Supplemental Indenture is less than the amount of Excess Earnings (computed by taking into account the amount or amounts, if any, previously paid to the United States pursuant to Section 407 of the Original Indenture and this Section), the Company shall, within five days after the date of the aforesaid notice, pay to the Trustee for deposit in the Rebate Fund an amount sufficient to cause the Rebate Fund to contain an amount equal to the Excess Earnings (computed as aforesaid); provided no such payment shall be required with respect to earnings on a bona fide debt service fund during any Bond Year when the gross earnings on such fund during the Bond Year were less than $100,000. The obligation of the Company to make such payments shall remain in effect and be binding upon the Company notwithstanding the release and discharge of the Indenture or the termination of the Lease Agreement.

         Notwithstanding the foregoing, the provisions of this Section 10 and
Section 407 of the Original Indenture shall not apply if and to the extent that the Issuer, the Company and the Trustee receive a Non-Taxability Opinion regarding the failure to comply therewith.

         Section 11. Investment of Fund Moneys. At the written direction of the Company, any moneys held as part of the Bond Fund and the Bond Purchase Fund (except for moneys therein (i) held pursuant to Section 403 of the Original Indenture, (ii) to pay Unsurrendered Bonds (as defined in the Original Indenture) or (iii) representing proceeds of a drawing under the Letter of Credit, which moneys shall be either held in cash and not invested or invested only in Government Obligations with a maturity of not to exceed 30 days or fewer, as needed), the Rebate Fund and the Construction Fund shall be invested or reinvested by the Trustee in Eligible Investments (as defined in the Original Indenture). The Company will not issue, or permit to be issued on its behalf, any instructions for the investments of any moneys in the Construction Fund, the Rebate Fund, the Bond Purchase Fund or the Bond Fund if, as a result of any such investment being made in accordance therewith, the Series 1997 Bonds would be considered "arbitrage bonds" within the meaning of Section 148 of the Code or "hedge bonds" within the meaning of Section 149(g) of the Code. Additionally, the Issuer and the Company will continually comply with all provisions of the Code necessary in order to prevent the Series 1997 Bonds from being considered "arbitrage bonds" within the meaning of Section 148 of the Code or "hedge bonds" within the meaning of Section 149(g) of the Code.

         Any officer of the Issuer having responsibility for issuing the Series 1997 Bonds, in conjunction with the Company or any officer, employee or agent of or consultant to the Company, shall give an appropriate certificate of the Issuer pursuant to said Section 148 of the Code, for inclusion in the transcript of proceedings for the Series 1997 Bonds, setting forth the reasonable expectations of the Issuer as of the Issue Date regarding the amount and use of the proceeds of the Series 1997 Bonds and the facts, estimates and circumstances on which those expectations are based. The Company shall provide the Issuer with, and the Issuer's certificate may be premised on, a certificate of an appropriate officer, employee or agent of or consultant to the Company setting forth the reasonable expectations of the Company as of the Issue Date regarding the amount and use of the proceeds of the Series 1997 Bonds and the facts, estimates and circumstances on which those expectations are based.

         Section 12. Depreciation Method. The Company acknowledges that it is aware of the provisions of Section 168(g) of the Code and that it will comply with said provisions, if and to the extent the same are applicable.

         Section 13. Effect on Original Lease. Except as hereby amended and supplemented, all other provisions of the Original Lease are hereby ratified and reaffirmed.

         Section 14. Execution Counterparts. This First Supplemental Lease may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Issuer and the Company have caused this First Supplemental Lease to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the date first hereinabove set forth.




                                       THE INDUSTRIAL DEVELOPMENT BOARD OF
                                       THE CITY OF MONTGOMERY


( S E A L )
                                       By: /s/ R. E. Thornton, Jr.
                                           -----------------------------------
                                            Chairman of its Board of Directors
ATTEST:



/s/ [Illegible]
----------------------
[Assistant] Secretary

                                       KINPAK INC.




                                       By: /s/ Peter G. Dornau
                                           ------------------------------------
                                            President
WITNESS:


/s/ [Illegible]
----------------------
Assistant Secretary

                            ACKNOWLEDGMENT OF ISSUER
                            ------------------------

STATE OF ALABAMA      )

MONTGOMERY COUNTY     )

        I, the undersigned Notary Public in and for said County in said State, hereby certify that R. E. Thornton, Jr., whose signature as Chairman of the Board of Directors of The Industrial Development Board of the City of Montgomery is signed to the foregoing First Supplemental Lease Agreement and who is known to me and known to be such officer, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said Board.

        Given under my hand and seal of office this 25th day of February, 1997.



                                        /s/ Sal E. Brinsfield, Jr.
                                        ---------------------------------------
                                        NOTARY PUBLIC, State at Large
( S E A L )                             My Commission Expires: October 8, 1999



                            ACKNOWLEDGMENT OF COMPANY
                            -------------------------


STATE OF FLORIDA      )

BROWARD COUNTY        )

         I, the undersigned Notary Public in and for said County in said State, hereby certify that Peter G. Dornau, whose signature as President of KINPAK INC., an Alabama corporation, is signed to the foregoing First Supplemental Lease Agreement and who is known to me and known to be such officer, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and seal of office this 25th day of February, 1997.




                                        /s/ Catherine Nimas
                                        ---------------------------------------
                                        NOTARY PUBLIC, State at Large
( S E A L )                             My Commission Expires:July 12, 1997

                               CONSENT OF TRUSTEE
                               ------------------

         REGIONS BANK, in its capacity as the Trustee (as defined in the Original Lease) and by its undersigned duly authorized officer, hereby acknowledges receipt of the foregoing instrument and consents to all its terms and provisions and to the execution, delivery and recordation thereof as an amendment of the Original Lease, all pursuant to Article VII of the Original Indenture.

         IN WITNESS WHEREOF, REGIONS BANK has caused this consent to be executed in its name and on its behalf as of the date of the acknowledgment made below.

                                      REGIONS BANK




                                      By: /s/ Robert B. Rinehart
                                         --------------------------------------
                                         Robert B. Rinehart
                                         Vice President/Corporate Trust Officer


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF ALABAMA      )
                      :
MONTGOMERY COUNTY     )

         I, the undersigned Notary Public in and for said County in said State, hereby certify that Robert B. Rinehart, whose name as Vice President/Corporate Trust Officer of Regions Bank, a banking corporation in the State of Alabama, is signed to the foregoing Consent, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Consent, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and seal of office this 25th day of February, 1997.


                                             /s/ Lois Lorne Koski
                                             -----------------------------------
                                             NOTARY PUBLIC State at Large
(SEAL)                                       My Commission Expires:

                                 CONSENT OF BANK
                                 ---------------

         FIRST UNION NATIONAL BANK OF FLORIDA, in its capacity as the Bank (as defined in the Original Lease) and by its undersigned duly authorized officer, hereby acknowledges receipt of the foregoing instrument and consents to all its terms and provisions and to the execution, delivery and recordation thereof as an amendment of the Original Lease, all pursuant to Article VII of the Original Indenture.

         IN WITNESS WHEREOF, FIRST UNION NATIONAL BANK OF FLORIDA has caused this Consent to be executed in its name and on its behalf as of the date of the acknowledgment made below.

                                       FIRST UNION NATIONAL BANK OF FLORIDA


                                       By: /s/ Debbie Gilchrist
                                           ------------------------------------
                                           Debbie Gilchrist
                                           Vice President


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF FLORIDA      )
                      :
BROWARD COUNTY        )

         I, the undersigned Notary Public in and for said County in said State, hereby certify that Debbie Gilchrist, whose name as Vice President of First Union National Bank of Florida, a national banking association, is signed to the foregoing Consent, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Consent, she, as such officer and with full authority, executed the same voluntarily for and as the act of said association.

         Given under my hand and seal of office this 26 day of February, 1997.


                                       /s/ Melissa Lynn Andrews
                                       NOTARY PUBLIC State at Large
(SEAL)                                 My Commission Expires: Oct. 20, 1998



THIS INSTRUMENT PREPARED BY:
Roy S. Goldfinger, Esq.
Roy S. Goldfinger, P.C.
P. O. Box 2007
Montgomery, Alabama 36102-2007
(334) 832-4567